                                                                    Exhibit 10.3



                         FORSYTH CAPITAL MORTGAGE CORP.
                        BONUS INCENTIVE COMPENSATION PLAN

         The Board of Directors of Forsyth Capital Mortgage Corp. (the "Company") hereby establishes a bonus incentive compensation plan for the Company's executive officers. This program permits the Company's Board of Directors, in its discretion, to grant annual awards to executive officers out of a predetermined bonus pool. Such awards can be paid in cash or in equity-based incentives under the Company's 2002 Long-Term Incentive Plan or a combination thereof. The Company's Board of Directors can change or terminate the bonus incentive compensation plan at any time.

         The purpose of the Company's bonus incentive compensation plan is to reward the Company's executive officers for growing and preserving the Company's stockholders' equity while limiting related increases in general and administrative expenses. Accordingly, for any given year, the funds available under the Company's annual bonus pool will be the remainder, if any, available after subtracting all general and administrative expenses from a specified percentage of the Company's average stockholders' equity. The percentages decline as our average stockholders' equity increases. The bonus pool is calculated using an amount determined by the formula set forth in this table.

---------------------------------------------------------- ----------------------------------------------------
Percent to Apply to Average Stockholders' Equity           Amount of Average Stockholders' Equity
---------------------------------------------------------- ----------------------------------------------------
---------------------------------------------------------- ----------------------------------------------------
                          2.50%                            First $75,000,000
---------------------------------------------------------- ----------------------------------------------------
                          2.25%                            Next $25,000,000 (i.e., $75,000,001 to $100,000,000
---------------------------------------------------------- ----------------------------------------------------
                          2.00%                            Next $25,000,000
---------------------------------------------------------- ----------------------------------------------------
                          1.75%                            Next $25,000,000
---------------------------------------------------------- ----------------------------------------------------
                          1.50%                            Amounts above $150,000,000
---------------------------------------------------------- ----------------------------------------------------

         To determine the amount of the bonus pool, there shall be subtracted from the amount arrived at by applying the formula in the table above, an amount equal to all of our general and administrative expenses for the year.

         The compensation committee will have the authority under the bonus plan to allocate all or a portion of the amount available in the bonus pool to executive officers in relative proportions as the compensation committee determines based on each individual executive officer's performance, experience and responsibility and our relative overall performance.